SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 29, 2001

                                  DOMINIX, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-29462                39-1765590
    (State of Incorporation)    (Commission File Number)    (IRS Employer
                                                             Identification #)



                     2777 Summer Avenue, Stamford, CT 26903
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  203-602-1510
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On August 21, 2001, Maya Likar submitted her resignation as a Director of the Company to the Board of Directors. Said resignation was accepted by the Board of Directors on August 23, 2001.



EXHIBITS

         Not Applicable



         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Enrique Abreu
         ---------------------------------
         Enrique Abreu
         President

Date:  August 31, 2001